Exhibit 32.1

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

Certification of CEO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Comprehensive Care Corporation (the “Company”) on Form 10-Q for the quarter ending September 30, 2008 as filed with the Securities and Exchange Commission on November 7, 2008 (the “Report”), John M. Hill, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN M. HILL
John M. Hill
President and Chief Executive Officer
November 7, 2008